 As filed with the Securities and Exchange Commission on November 13, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933

                                                                [_]

            Registration No. 333-33607

            Pre-Effective Amendment No. 1

                                                                [X]

            Post-Effective Amendment No.
                                       ---                      [_]

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940

                                                                [_]

            Registration No. 811-8333

            Amendment No. 1

                                                                [X]

                           NUVEEN INVESTMENT TRUST II
        (Exact Name of Registrant as Specified in Declaration of Trust)

    333 West Wacker Drive, Chicago,                      60606
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                Copies to:
   Gifford R. Zimmerman          Eric F. Fess              Janet D. Olsen
  333 West Wacker Drive       Chapman and Cutler         Bell, Boyd & Lloyd
 Chicago, Illinois 60606    111 West Monroe Street      Three First National
                           Chicago, Illinois 60603          Plaza, #3300
                                                      Chicago, Illinois 60602
                    (Name and Address of Agent for Service)

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby declares that an indefinite number of shares of beneficial interest of Registrant are being registered under the Securities Act of 1933.

Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until registrant shall file a fur-ther amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    CONTENTS

                                       OF

                             REGISTRATION STATEMENT

   This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Cross-Reference Sheet

                 Part A-Prospectus for Nuveen Rittenhouse Growth Fund

                 Part B-Statement of Additional Information for Nuveen Ritten-house Growth Fund

                 Part C-Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                           NUVEEN INVESTMENT TRUST II

                               -----------------

                             CROSS REFERENCE SHEET

                               PART A--PROSPECTUS

       ITEM IN PART A
        OF FORM N-1A                         PROSPECTUS LOCATION
       --------------                        -------------------
 1  Cover Page                Cover Page
 2  Synopsis                  Summary of Fund Expenses; How to Determine If
                              The Fund Is Right For You; Summary Information
                              about the Fund
 3  Condensed Financial       Not Applicable
    Information
 4  General Description of    General Information; Additional Information about
    Registrant                the Fund's Investments
 5  Management of the Fund    Summary of Fund Expenses; Who Is Responsible
                              for the Operation of the Fund; Management of
                              the Fund; General Information
 5A Management's Discussion   Not Applicable
    of Fund
    Performance
 6  Capital Stock and Other   General Information; Distributions and Taxes
    Securities
 7  Purchase of Securities    Flexible Purchase Options; How to Buy Fund
    Being Offered             Shares; Distribution and Service Plan;
                              Management of the Fund; Net Asset Value
 8  Redemption or Repurchase  How to Redeem Fund Shares
 9  Pending Legal             Not Applicable
    Proceedings

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

       ITEM IN PART A                       LOCATION IN STATEMENT
        OF FORM N-1A                      OF ADDITIONAL INFORMATION
       --------------                     -------------------------
10  Cover Page                Cover Page
11  Table of Contents         Cover Page
12  General Information and   Not Applicable
    History
13  Investment Objectives     Investment Policies and Restrictions; Investment
    and Policies              Policies and Techniques
14  Management of the Fund    Management
15  Control Persons and       Management
    Principal Holders of
    Securities
16  Investment Advisory and   Fund Manager and Portfolio Manager; Distribution
    Other Services            and Service Plans; Independent Public Accountants
                              and Custodian
17  Brokerage Allocation and  Portfolio Transactions
    Other Practices
18  Capital Stock and Other   See "General Information" in the Prospectus
    Securities
19  Purchase, Redemption and  Additional Information on the Purchase and
    Pricing of                Redemption of Fund Shares; Distribution and
    Securities                Service Plans; Net Asset Value
20  Tax Status                Tax Matters
21  Underwriters              Additional Information on the Purchase and
                              Redemption of Fund Shares; See "How to Buy
                              Fund Shares" and "Management of the Funds" in
                              the Prospectus
22  Calculation of            Performance Information
    Performance Data
23  Financial Statements      Statement of Net Assets

--------------------------------------------------------------------------------
NUVEEN RITTENHOUSE GROWTH FUND

Prospectus

November   , 1997

The NUVEEN RITTENHOUSE GROWTH FUND (the "Fund") is a mutual fund that seeks to provide long-term growth of capital by investing in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth. The Fund's portfolio manager is Rittenhouse Financial Servic-es, Inc. ("Rittenhouse"), a wholly-owned subsidiary of the John Nuveen Company.

The Fund offers you Flexible Purchase Options, which provide the flexibility to purchase Fund shares in the same manner you typically make other mutual fund investments. You may choose from one of four alternative classes of Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements, and other features. Your financial ad-viser will be able to assist you in determining which share class is best for you. See "Flexible Purchase Options," "How to Buy Fund Shares" and "Summary of Fund Expenses."

The Fund is a series of Nuveen Investment Trust II (the "Trust"). This Prospec-tus contains information you should know before investing in the Fund. Please retain it for future reference. You can find more detailed information about
the Fund in the Statement of Additional Information dated November   , 1997, as
amended from time to time. For a free copy of this Statement, write to the Nuveen Mutual Funds, 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen toll-free at 800-621-7227. The Statement has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

Shares of the Fund are not deposits or obligations of, or guaranteed or en-dorsed by, any bank and are not federally insured by the Federal Deposit Insur-ance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

      CONTENTS
   3  SUMMARY OF FUND EXPENSES
   4  SUMMARY INFORMATION ABOUT THE FUND
        4 INVESTMENT OBJECTIVE
        4 HOW THE FUND PURSUES ITS OBJECTIVE
        4 PERFORMANCE OF THE PORTFOLIO MANAGER
        5 HOW TO DETERMINE IF THE FUND IS RIGHT FOR YOU
        5 FUND FEATURES AND BENEFITS
        6 RISKS AND SPECIAL CONSIDERATIONS
        6 WHO IS RESPONSIBLE FOR THE OPERATION OF THE FUND?
   6  ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
   9  FLEXIBLE PURCHASE OPTIONS
  10  HOW TO BUY FUND SHARES
  15  DISTRIBUTION AND SERVICE PLAN
  16  HOW TO REDEEM FUND SHARES
  18  MANAGEMENT OF THE FUND
  19  HOW THE FUND SHOWS PERFORMANCE
  19  DISTRIBUTIONS AND TAXES
  19  NET ASSET VALUE
  20  GENERAL INFORMATION


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF FUND EXPENSES

The purpose of the tables below is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. The percent-ages shown are estimated for the current fiscal year. Actual fees and expenses may be greater or less than those shown. An example of how the expenses work follows these tables.

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES (AS A
PERCENT OF OFFERING PRICE)(1)               CLASS A  CLASS B CLASS C CLASS R(2)
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases   5.25%(3) None    None    None
Maximum Sales Charge Imposed on Reinvested
Dividends                                   None     None    None    None
Exchange Fees                               None     None    None    None
Deferred Sales Charge (as a percentage of
lesser of purchase price or redemption
proceeds)                                   None(4)  5%(5)   1%(6)   None
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENT OF AVERAGE DAILY
NET ASSETS)                      CLASS A CLASS B CLASS C CLASS R
----------------------------------------------------------------
Management Fees                     .85%    .85%    .85%    .85%
Rule 12b-1 Fees(7)                  .25%   1.00%   1.00%    None
Other Operating Expenses (after
reimbursement)(8)                   .25%    .25%    .25%    .25%
----------------------------------------------------------------
Total Expenses                     1.35%   2.10%   2.10%   1.10%
----------------------------------------------------------------

(1) Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materi-als for details.

(2) Class R Shares are available for purchase only under certain limited cir-cumstances, or by specified classes of investors. See "How to Buy Fund Shares-- Class R Shares."

(3) Reduced sales charges apply to purchases of $50,000 or more. See "How to Buy Fund Shares--Class A Shares."

(4) Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge of up to 1% if redeemed within 18 months after purchase. See "How to Buy Fund Shares--Class A Shares."

(5) Class B Shares redeemed within six years of purchase are subject to a con-tingent deferred sales charge of 5% during the first year, 4% during the second and third years, 3% during the fourth year, 2% during the fifth year, and 1% during the sixth year.

(6) Class C Shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(7) Class A, Class B and Class C Shares are subject to an annual service fee of .25% of the average daily net assets to compensate Authorized Dealers for ongo-
ing account services. In addition, Class B and Class C Shares are subject to annual distribution fees of .75% of the average daily net assets to reimburse Nuveen for costs in connection with the sale of Fund shares. See "Distribution and Service Plan." Long-term holders of Class B and Class C Shares may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Rules of Fair Practice.

(8) The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent Total Expenses (excluding any dis-tribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of Fund shares. Absent expense reimbursement, "Other Operating Expenses" and "Total Expenses" are estimated to be .35% and 1.20% respectively.

EXAMPLE*

For the Fund, you would pay the following expenses on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemp-tion at the end of each time period:

--------------------------------------------------------------------------------

                                      1 YEAR                                                     3 YEARS
--------------------------------------------------------------------------------------------------------
Class A                               $66                                                        $93
Class B**                             $61                                                        $97
Class C***                            $21                                                        $66
Class R                               $11                                                        $35
--------------------------------------------------------------------------------------------------------

*THIS EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This ex-ample assumes that the percentage amounts listed under Annual Operating Ex-penses remain the same in each of the periods. For additional information about the Fund's fees and expenses, see "Distribution and Service Plan" and "Manage-ment of the Fund."

**Assumes that the shareholder redeemed at the end of each holding period and the contingent deferred sales charge was applied as follows: 1 year (4%), and 3 years (3%). If instead the shareholder had redeemed prior to the end of each holding period, the expenses would have been as follows: 1 year $70 and 3 years $107. See "How to Buy Fund Shares--Class B Shares."

***Assumes that the shareholder redeemed at the end of the first year and the contingent deferred sales charge was not applicable for any of the periods shown. If instead the shareholder had redeemed before the end of the first year, the expenses in the first year would have been $31. See "How to Buy Fund Shares--Class C Shares."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY INFORMATION ABOUT THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital by investing in a diver-sified portfolio consisting primarily of equity securities traded in U.S. secu-rities markets of large capitalization companies that have a history of consis-tent earnings and dividend growth. The investment objective may not be changed without shareholder approval. There is no assurance that this objective will be realized.

--------------------------------------------------------------------------------
HOW THE FUND PURSUES ITS
OBJECTIVE

The Fund invests primarily in equity securities traded in U.S. securities mar-kets of large capitalization companies that have a history of consistent earn-ings and dividend growth ("blue chip companies"). Blue chip companies are gen-erally characterized by their substantial capitalization, established history of earnings and dividends, ready access to credit, industry leadership position and superior management structure. As a result, blue chip companies have his-torically exhibited less investment risk and price volatility than companies lacking these high-quality characteristics. In addition, the large market of publicly-held shares for these companies and substantial daily trading volume create a relatively high degree of liquidity for their stocks. The Fund will ordinarily invest at least 65% of its total assets in the equity securities of blue chip companies.

From the universe of all equity securities traded in U.S. securities markets, Rittenhouse first identifies stocks of those large-capitalization companies (i.e. companies with an aggregate market capitalization of at least $5 billion under current market conditions) that have a financial strength rating of A or better by Standard & Poor's or Value Line and a history of consistent, predict-able earnings and dividend growth. Rittenhouse then selects the industries with the most attractive potential based upon its evaluation of current market con-ditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to identify the companies within these industries that have a demonstrated leadership position and offer sustained growth opportunities at reasonable valuations relative to historical levels. The 25 to 50 stocks that Rittenhouse believes represent the best mix of sustained growth opportunities at reasonable valuations are selected for the fund's portfolio. For additional information regarding the Fund's portfolio investments, see "Additional Infor-mation About the Fund's Investments."

Certain of the Fund's investment policies are designed to reduce taxable dis-tributions with a view toward enhancing the Fund's after-tax returns. Because the Fund invests in stocks with low dividend yields, the Fund expects to dis-tribute relatively little, if any, taxable dividend income. The Fund antici-pates minimizing realized short-term and long-term capital gains as a result of its low portfolio turnover rate and generally long holding periods for its in-vestments. When a stock is sold, Rittenhouse will seek to minimize gains real-ized by selling shares with the highest cost basis first and, where consistent with the Fund's investment objective, offsetting gains with capital losses re-alized from the sale of other stocks in the Fund's portfolio.

--------------------------------------------------------------------------------
PERFORMANCE OF THE PORTFOLIO
MANAGER

The Fund's portfolio manager is Rittenhouse Financial Services, Inc., a wholly owned subsidiary of the John Nuveen Company. Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 18 years of experience and approximately $9 billion in assets under management. Rittenhouse's performance results presented below reflect the gross-of-fees re-turns with dividends reinvested of the Rittenhouse Blended Equity Composite, adjusted to reflect Class A's projected annual operating expenses (without re-imbursement) as summarized in the Summary of Fund Expenses on page 3. The Rit-tenhouse Blended Equity Composite represents the composite performance of the managed accounts, presently totalling approximately $2.6 billion, for which Rittenhouse has served as investment adviser and that have substantially the same investment objectives and policies as the Fund. These accounts are not subject to all of the same investment restrictions and distribution require-ments as the Fund, which may affect Fund performance. The Rittenhouse Blended Equity Composite performance represents past performance and should not be in-terpreted as indicative of future performance of the Fund.

The chart below assumes that an investor holding a $10,000 Rittenhouse invest-ment pays the maximum Class A sales charge of 5.25%. The performance results achieved by Rittenhouse would be different for a comparable Class B, C or R in-vestment, reflecting the different sales charge and ongoing operating expenses of each respective class. The S&P 500 returns assume reinvestment of all divi-dends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The current Lipper Growth Fund Index reflects the average returns with dividends reinvested of the 30 largest funds in the Lipper Growth Fund Objective. Of the 936 funds in the Lipper Growth Fund


--------------------------------------------------------------------------------

Objective as of September 30, 1997, there were 790, 298 and 179 funds, respec-tively, with 1-, 5- and 10-year performance records, and 116 funds with rec-ords extending from composite inception on January 1, 1983 through September 30, 1997. The returns of the Lipper Growth Fund Index do not include the ef-fect of any sales charges that an investor will incur by purchasing the funds in the Lipper Growth Fund Objective directly. There can be no assurance that the Fund's future performance will be comparable to that shown below. All re-turns and comparisons of returns are calculated on a quarterly basis. See "How the Fund Shows Performance" for additional information.

GROWTH OF A $10,000 INVESTMENT 1/83-- 9/97


[LINE GRAPH APPEARS HERE]

                                           Lipper Growth   Consumer Price
                     Rittenhouse  S&P 500   Fund Index    Index (inflation)
                     -----------  -------  -------------  -----------------
Dec-82..............    9,475      10,000     10,000           10,000
Dec-83..............   12,008      12,256     12,133           10,380
Dec-84..............   13,427      13,024     11,698           10,790
Dec-85..............   18,400      17,156     15,223           11,197
Dec-86..............   22,399      20,355     17,596           11,323
Dec-87..............   23,176      21,422     18,170           11,823
Dec-88..............   27,176      24,971     20,736           12,345
Dec-89..............   35,885      32,868     26,432           12,919
Dec-90..............   35,947      31,845     25,001           13,708
Dec-91..............   47,958      41,524     34,082           14,128
Dec-92..............   49,949      44,682     36,682           14,538
Dec-93..............   50,649      49,178     41,074           14,937
Dec-94..............   51,221      49,821     40,429           15,337
Dec-95..............   70,081      68,524     53,630           15,726
Dec-96..............   82,223      84,248     63,008           16,249
Sep-97..............  103,437     109,201     80,168           16,484


AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

                                                                                     SINCE
                                                                                   COMPOSITE
                               1 YEAR           5 YEAR           10 YEAR           INCEPTION
--------------------------------------------------------------------------------------------
Rittenhouse (Offer)            25.13%           15.59%           12.97%             17.16%
Rittenhouse (NAV)              32.06%           16.84%           13.58%             17.59%
Lipper Growth Fund Index       34.61%           18.91%           13.37%             15.16%
S&P 500                        40.43%           20.75%           14.73%             17.60%

-------------------------------------------------------------------------------
HOW TO DETERMINE IF THE FUND IS RIGHT FOR YOU

WHO SHOULD INVEST

The Fund may be a suitable investment if:

 . you are seeking a conservative growth stock fund as the core of a diversi-fied investment plan

 . you wish to build and protect wealth over time through prudent capital man-agement

 . you have a long-term investment horizon

WHO SHOULD NOT INVEST

The Fund may not be a suitable investment if:

 . you are unwilling to accept share price fluctuation, including the possibil-ity of sharp price declines

 . you have a short-term investment horizon

-------------------------------------------------------------------------------
FUND FEATURES AND BENEFITS

LOW MINIMUM INVESTMENT

You can start your investment with a low initial purchase of $3,000 ($1,000 for an Individual Retirement Account) in a particular share class. Additional investments can be made for as little as $50. Reinvestment of Nuveen Unit Trust distributions has no purchase minimums. Purchases through sponsors of fee-based programs meeting certain criteria, as described in the Statement of Additional Information, may be eligible for lower minimums. Exceptions to these minimums are made for participants in the Fund's automatic deposit, group purchase or reinvestment programs. The share price you pay will depend on when Nuveen receives your order: orders received before the close of regu-lar session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time, but sometimes earlier) will receive that day's share price; otherwise you will receive the next business day's share price. See "How to Buy Fund Shares" for more details.

FLEXIBLE PURCHASE OPTIONS

The Fund offers four classes of shares--Classes A, B, C and R. Each class of-fers a different combination of sales charges, ongoing fees, eligibility re-quirements and other features. This permits you and your financial adviser to choose the share class which best meets your investment needs. You and your adviser will want to consider:

 . the amount of your current investment

 . current holdings in the Fund

 . length of time you expect to hold the shares

 . timing and amount of any future Fund investments

 . other relevant information



-------------------------------------------------------------------------------

See "Flexible Purchase Options," "How to Buy Fund Shares" and "How to Redeem Fund Shares" for further discussion of the Fund's flexible purchase options.

EXCHANGE PRIVILEGE

Shares of the Fund may be quickly and easily exchanged by telephone, without a sales charge, for shares of the same or equivalent class of any other Nuveen Mutual Fund or for shares of certain Nuveen money market funds.

DIVIDEND REINVESTMENT

All income dividends or capital gains paid with respect to each class of shares will be reinvested automatically into additional shares of the same class with-out a sales charge, unless you elect to receive them in cash.

INVESTMENT OF NUVEEN UNIT TRUST
DISTRIBUTIONS

Distributions from any Nuveen Unit Trust may be used to buy Class A Shares of the Fund without a sales charge.

AUTOMATIC DEPOSIT AND WITHDRAWAL PLANS

The Fund offers a number of options to help you manage additions to, and with-drawals from, your account. These include automatic deposit, direct deposit and payroll deduction plans for adding to your account on a regular basis. If you need periodic withdrawals, and own shares totaling $10,000 or more, you can ar-range to have $50 or more sent directly from your account monthly or quarterly.

ELECTRONIC FUND TRANSFERS

Nuveen's Fund Direct lets you link your Fund account to your account at a bank or other financial institution. You may use Fund Direct to transfer money elec-tronically between accounts, to purchase shares by phone, to invest through an automatic deposit plan, or to send payments directly to your bank account.

TELEPHONE REDEMPTION

You may establish free telephone redemption privileges for your account.

EASY LIQUIDITY

You may redeem all or some of your Fund shares on any business day at the then net asset value. Class B and Class C Shares, as well as certain Class A pur-chases at net asset value, may be subject to a contingent deferred sales charge upon redemption. See "How to Redeem Fund Shares."

--------------------------------------------------------------------------------
RISKS AND SPECIAL
CONSIDERATIONS

You should consider certain other factors about the Fund before investing. While stocks over time have provided superior long-term growth potential, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Accordingly, the Fund should be considered a long-term invest-ment, designed to provide the best results when held for a multi-year period. The Fund may not be a suitable investment if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including sig-nificant declines over a given period. In addition, investments by the Fund in equity securities of foreign companies involve opportunities and risks not typ-ically associated with investing in U.S. companies. There are special risks as-sociated with options and futures transactions. See "Additional Information About the Fund's Investments."

--------------------------------------------------------------------------------
WHO IS RESPONSIBLE FOR
THE OPERATION OF THE FUND?

The following organizations work together to provide the services and features offered by the Fund:

--------------------------------------------------------------------------------

ORGANIZATION                FUNCTION                       DUTIES
-----------------------------------------------------------------------------------
John Nuveen & Co.           Fund Sponsor                   Sponsors and manages
Incorporated                and Principal                  the offering of Fund
("Nuveen")                  Underwriter                    shares
Nuveen Institutional        Fund Manager                   Oversees the Fund's
Advisory Corp.                                             portfolio manager,
("NIAC")                                                   manages the Fund's
                                                           business affairs and
                                                           provides day-to-day
                                                           administrative services
                                                           to the Fund
Rittenhouse                 Portfolio Manager              Manages the Fund's
                                                           investment portfolio
Shareholder Services,       Transfer Agent;                Maintains shareholder
Inc. ("SSI")                Shareholder Services           accounts, handles share
                            Agent; Dividend                redemptions and
                            Paying Agent                   exchanges and dividend
                                                           payments
The Chase Manhattan         Custodian                      Maintains custody of the
Bank ("Chase")                                             Fund's investments and
                                                           provides certain
                                                           accounting services to
                                                           the Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
ABOUT THE FUND'S INVESTMENTS

HOW THE FUND SELECTS INVESTMENTS

The Fund invests primarily in equity securities traded in U.S. securities mar-kets of large capitalization companies that have a history of consistent earn-ings and dividend growth ("blue chip companies"). "Traded in U.S. securities markets" means listed on one or more U.S. exchanges or quoted on the Nasdaq Na-tional Market. Blue chip companies are generally characterized by their sub-stantial capitalization, established his-


--------------------------------------------------------------------------------
tory of earnings and dividends, ready access to credit, good industry position and superior management structure. As a result, blue chip companies have his-torically exhibited less investment risk and price volatility than companies lacking these high-quality characteristics. In addition, the large market of publicly-held shares for these companies and substantial daily trading volume create a relatively high degree of liquidity for their stocks.

From the universe of all equity securities traded in U.S. securities markets, Rittenhouse first identifies stocks of those large-capitalization companies (i.e. companies with an aggregate market capitalization of at least $5 billion under current market conditions) that have a financial strength rating of A or better by Standard & Poor's or Value Line and a history of consistent, pre-dictable earnings and dividend growth. Rittenhouse then selects the industries with the most attractive potential based upon its evaluation of current market conditions and long-term industry growth trends. Through fundamental analysis, Rittenhouse seeks to identify the companies within these industries that have a demonstrated leadership position and offer sustained growth opportunities at reasonable valuations relative to historical levels. The 25 to 50 stocks that Rittenhouse believes represent the best mix of sustained growth opportunities at reasonable valuations are selected for the fund's portfolio.

EQUITY SECURITIES

Under normal market conditions, the Fund invests primarily in equity securi-ties of blue chip companies ("Equity Securities"). Equity Securities include common stocks; preferred stocks; warrants to purchase common stocks or pre-ferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity character-istics. The Fund expects to be substantially fully invested in Equity Securi-ties under normal market conditions, and will invest at least 65% of its total assets in Equity Securities which do not include warrants or rights to pur-chase common stock.

Convertible securities must be rated A or higher by Moody's Investors Service ("Moody's") or A or higher by Standard & Poor's ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"). A general description of ratings may be found in the Statement of Additional Information.

In addition, the Fund may invest up to 15% of its net assets in equity securi-ties of foreign issuers, either directly in U.S. market-traded securities of those issuers or indirectly through investments in American Depository Re-ceipts ("ADRs"), described later in this section.

FIXED-INCOME SECURITIES

When Rittenhouse believes that market conditions warrant a temporary defensive position, or in order to keep cash on hand fully invested, the Fund may invest without limitation in cash equivalents and short-term fixed income securities. Cash equivalents and short-term fixed income securities must be from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P, and having a maturity of one year or less. Such securi-ties include, without limitation, the following: U.S. government securities that are either issued or guaranteed by the U.S. Treasury or by U.S. govern-mental agencies or instrumentalities; certificates of deposit; bank time de-posits; bankers' acceptances; commercial paper rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch; or repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of de-posit and bankers acceptances.

A repurchase agreement is a contract under which the Fund would acquire a se-curity for a relatively short period, and the seller would agree to buy back such security at a fixed price and time. Repurchase agreements could involve certain risks in the event of the default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

WHEN-ISSUED SECURITIES

In order to lock in a fixed price on a security it intends to purchase, the Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis ("When-Issued Securities"). Although the payment and terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a fu-ture date, generally within 45 days. During the period between the purchase and settlement, no interest or dividends are earned on the When-Issued Securi-ty, although the Fund continues to earn income on the assets that will be used to pay for the security. The Fund will segregate and maintain assets having a value at least equal to the amount of outstanding commitments for When-Issued Securities at all times. Such securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 15% of its net assets in equity securities of for-eign issuers, either directly in equity securities of those issuers traded in U.S. securities markets, or indirectly in American Depository Receipts ("ADRs") or other instruments denominated in U.S. dollars that permit indirect investment in foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Neither U.S. exchange listing or Nasdaq quo-tation nor ADRs eliminate all the risks inherent in investing in foreign is-suers, such as changes in foreign currency exchange rates. However, by invest-ing in securities of foreign issuers traded in U.S. securities markets and ADRs, rather than directly in foreign issuers' stock traded in foreign mar-kets, the Fund avoids currency risks during the settlement period.


-------------------------------------------------------------------------------

The foreign issuers in which the Fund invests are generally large-capitaliza-tion companies having characteristics similar to those the Fund seeks in in-vestments in U.S. issuers and listed on U.S. exchanges.

Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is de-nominated and tends to increase when the value of the U.S. dollar falls against such currency.

Some ADRs may not be sponsored by the issuer. ADRs are affected by the fact that in many countries there is less publicly available information about is-suers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments in-clude expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

CERTAIN INVESTMENT STRATEGIES AND LIMITATIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund's options and futures transac-tions may include instruments such as stock index options and futures con-tracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will only engage in futures and options transactions that, pursuant to regulations promulgated by the Commodity Futures Trading Commission (the "CFTC"), constitute bona fide hedging and will not en-ter into such transactions if the sum of the initial margin deposits and premi-ums paid for unexpired options exceeds 5% of the Fund's total assets. In addi-tion, the Fund will not enter into options and futures transactions if more than 30% of the Fund's net assets would be committed to such instruments.

The ability of the Fund to benefit from options and futures is largely depen-dent upon Rittenhouse's ability to correctly use such instruments, which may involve skills different from those associated with managing securities gener-ally. The Fund could lose money on a futures transaction or an option could ex-pire worthless, in addition to the Fund suffering a loss on the value of its portfolio assets. For a further discussion of options and futures transactions, please see the Statement of Additional Information.

The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. Lending the Fund's portfolio se-curities can enhance the return earned by the Fund on its investment portfolio, consistent with its objective of long-term growth of capital. The loans will be secured continuously by collateral at least equal to the value of the securi-ties lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the col-lateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good stand-ing.

The Fund may invest up to 15% of its net assets in illiquid securities, which include, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws); securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days.

PORTFOLIO TURNOVER

The Fund anticipates that its annual portfolio turnover rate will be between 20% and 30% under normal market conditions, and will generally not exceed 50%.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

The Fund will not invest more than 5% of its net assets in any one of the fol-lowing types of investments: warrants; and transactions in short sales against the box. In addition, the Fund has adopted several restrictions on the invest-ments and other activities of the Fund that may not be changed without share-holder approval. For example, the Fund may not:

 . With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 . Borrow money, except that the Fund may (i) borrow money from banks for tempo-rary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as investing in When-Issued Securities or certain futures and options), provided that the combina-tion of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's to-tal assets (including the amount borrowed), less the Fund's liabilities
  (other than borrowings).


--------------------------------------------------------------------------------

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in the value of assets will not be considered a violation.

Except as specifically noted above or in the Statement of Additional Informa-tion, the Fund's investment policies are not fundamental and may be changed without shareholder approval. For a more complete description of investment restrictions that may be changed without a shareholder vote, see the Statement of Additional Information.

-------------------------------------------------------------------------------
FLEXIBLE PURCHASE OPTIONS

The Fund has adopted Flexible Purchase Options that offer you four alternative classes of Fund shares (Classes A, B, C and R), each with a different combina-tion of sales charges, ongoing fees, eligibility requirements, and other fea-tures. The Fund's Flexible Purchase Options are designed to permit you and your financial adviser to choose the method of purchasing shares that you be-lieve is most beneficial given the amount of your investment, any current holdings of Fund shares, the length of time you expect to hold your investment and other relevant circumstances. A summary of the four classes of Fund shares is set forth below:

-------------------------------------------------------------------------------

                                     CONTINGENT                                    ANNUAL
                                     DEFERRED               ANNUAL 12B-1           12B-1
              UP-FRONT               SALES CHARGE           DISTRIBUTION           SERVICE
              SALES CHARGE           ("CDSC")               FEE                    FEE
------------------------------------------------------------------------------------------
Class A       5.25%(1)               None(2)                None                   .25%
Class B       None                   5%(3)                  .75%(4)                .25%
Class C       None                   1%(5)                  .75%                   .25%
Class R       None                   None                   None                   None
------------------------------------------------------------------------------------------

(1) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-front sales charge may be reduced or waived for certain purchases.

(2) Certain Class A purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase.

(3) CDSC in the first year. CDSC declines to 0% after six years.

(4) Class B Shares convert to Class A Shares after eight years, which reduces the ongoing expenses borne by an investor.

(5) CDSC is applicable to shares redeemed within 12 months of purchase.

For more information regarding features of each class, see "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Distribution and Service Plan" below.

When you purchase Class A Shares, you will normally pay an up-front sales charge. As a result, you will have less money invested initially and you will own fewer Class A Shares than you would in the absence of an up-front sales charge. Alternatively, when you purchase Class B or Class C Shares, you will not pay an up-front sales charge and all of your monies will be fully invested at the time of purchase. However, Class B and Class C Shares are subject to an annual distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge. In addition, Class B Shares when redeemed are subject to a CDSC, which will vary depending on the length of time you owned your shares. Class B Shares automatically convert to Class A Shares eight years after purchase in order to limit the distribution fees you pay over the life of your investment. Class C Shares are subject to a CDSC of 1% if redeemed within 12 months of purchase. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee in-definitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years. Class A, Class B and Class C Shares are subject to annual service fees, which are iden-tical in amount and are used to compensate Authorized Dealers for providing you with ongoing account services. You may qualify for a reduced sales charge or a sales charge waiver on a purchase of Class A Shares, although there may be a CDSC imposed on redemption of certain purchases at net asset value with-out an up-front sales charge, as described under "How the Class A Sales Charge May Be Reduced or Waived." Class R Shares are available for purchase at a price equal to their net asset value, but only under certain circumstances or for certain categories of investors, as described below under "How to Buy Fund Shares--Class R Shares."

In deciding whether to purchase Class A, Class B, Class C or Class R Shares, you should consider all relevant factors, including the dollar amount of your purchase, any current holdings of Fund shares, the length of time you expect to hold the shares and whether a CDSC would apply, the amount of any applica-ble up-front sales charge, the amount of any applicable distribution or serv-ice fees that may be incurred while you own the shares, whether or not you will be reinvesting income or capital gain distributions in additional shares, whether or not you meet applicable eligibility requirements or qualify for a sales charge waiver or reduction, and the relative level of services that your financial adviser may provide to different classes. Authorized Dealers and other persons distributing the Fund's shares may receive different compensa-tion for selling different classes of shares.

Each class of shares represents an interest in the same portfolio of invest-ments. Each class of shares is identical in all respects except that each class has its own sales charge structure, each class bears its own class ex-penses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, Class B Shares are subject to a conversion feature. As a result of the differences in the expenses borne by each class of shares, and differences in the purchase and redemption activity for each class, net income per share, dividends per share and net as-


-------------------------------------------------------------------------------
set value per share will vary among the Fund's classes of shares.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels. Furthermore, Nuveen may from time to time provide additional pro-motional support and make additional reallowances only to certain Authorized Dealers who sell or are expected to sell certain minimum amounts of the Fund or other Nuveen Mutual Funds and Nuveen Unit Trusts during specified time periods. Promotional support may include providing sales literature to and holding in-formational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Under certain circumstances, Nuveen may also make ongoing payments to autho-rized dealers to facilitate the marketing and administration of new and exist-ing shareholder accounts, including payments for advertising.

Such reimbursement will be based on the levels of sales of Nuveen Fund shares and Nuveen Unit Trust units sold during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
HOW TO BUY FUND SHARES


CLASS A SHARES

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth below. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below under "How the Class A Sales Charge May Be Reduced or Waived." Class A Shares are also subject to an annual service fee of .25%. See "Flexible Purchase Op-tions" and "Distribution and Service Plan."

The up-front sales charge schedule for Class A Shares is as follows:

--------------------------------------------------------------------------------

                                             SALES CHARGE          REALLOWANCE
                          SALES CHARGE            AS % OF              AS % OF
                        AS % OF PUBLIC         NET AMOUNT               PUBLIC
AMOUNT OF PURCHASE      OFFERING PRICE           INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------
Less than $50,000                5.25%              5.54%                5.00%
$50,000 but less
than $100,000                    4.25%              4.44%                4.00%
$100,000 but less
than $250,000                    3.50%              3.63%                3.25%
$250,000 but less
than $500,000                    2.75%              2.83%                2.50%
$500,000 but less
than $1,000,000                  2.00%              2.04%                1.75%
$1,000,000 and over              0.00%              0.00%                0.00%(1)
---------------------------------------------------------------------------------

(1) Authorized Dealers are eligible to receive a commission from Nuveen as dis-cussed below.

Class A Share purchases of $1 million or more are sold at net asset value with-out an up-front sales charge. Nuveen pays Authorized Dealers of record on such Class A Share purchases a sales commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of pur-chases over $5.0 million. If such shares are redeemed within 18 months of pur-chase, a CDSC of 1% of the lower of the purchase price or the redemption pro-ceeds may be imposed upon the redemption. Shares purchased by investors invest-ing $1 million or more who have made arrangements with Nuveen and whose dealer of record waived the commission are not subject to the CDSC.

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown above to Authorized Dealers. See "Flexible Purchase Options" for more information about reallowances and other compensation to Au-thorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connec-tion with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.



HOW THE CLASS A SALES CHARGE MAY BE REDUCED OR WAIVED

There are several ways to reduce or eliminate the up-front sales charge:

 . cumulative discount;

 . letter of intent;

 . purchases with monies representing distributions from Nuveen-sponsored Unit
  Trusts;

 . group purchase programs;


--------------------------------------------------------------------------------

 . reinvestment of redemption proceeds from non-affiliated funds;

 . special sales charge waivers for certain categories of investors; and

 . purchases through certain eligible employer-sponsored retirement plans.

You may qualify for a reduced sales charge as shown above on a purchase of Class A Shares if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or units of a Nuveen Unit Trust, on which an up-front sales charge or ongoing distribution fee is imposed, falls within the amounts stated in the table. You or your financial adviser need to notify Nuveen or SSI of any cumulative discount level you have achieved at the time you purchase your shares.

You may qualify for a reduced sales charge on a purchase of Class A Shares if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown above. In order to take advantage of this option, you need to complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to SSI a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your invest-ment program, but you will receive a reduced sales charge only on new Class A Shares you purchase over that period. You cannot count Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Unit Trust or otherwise, towards completion of your Letter of Intent program.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your ac-count. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the to-tal purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the re-quired payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser need to notify Nuveen or SSI whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

You may purchase Class A Shares without an up-front sales charge if you are investing distributions from a Nuveen Unit Trust. There is no initial or sub-sequent minimum investment requirement for such purchases.

If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has been in existence for more than six months, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with cer-tain administrative requirements relating to its group purchases.

Under any group purchase program, the minimum monthly investment in Class A Shares of any particular fund or portfolio by each participant is $50 and the minimum initial investment in Class A Shares of any particular fund or portfo-lio for each participant in the program is $3,000. No certificates will be is-sued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No par-ticipant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out special application materials, which the group administra-tor may obtain from the group's financial adviser by checking the applicable box on the enclosed Application Form or by calling SSI toll-free at 800-621-7227. See the Statement of Additional Information for more complete informa-tion about "qualified groups" and group purchase programs.



-------------------------------------------------------------------------------

Participants in eligible employer-sponsored qualified defined contribution re-tirement plans may purchase Class A Shares at net asset value without a sales charge. Eligible plans are those with at least 200 employees and which either
(a) make an initial purchase of one or more Nuveen mutual funds aggregating $1 million or more; or (b) execute a Letter of Intent to purchase in the aggregate $1 million or more of Fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. A contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the re-investment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You need to provide ap-propriate documentation that the redemption occurred not more than 360 days prior to the reinvestment of the proceeds in Class A Shares, and that you ei-ther paid an up-front sales charge or were subject to a contingent deferred sales charge upon the redemption of the shares of the other investment company.

Class A Shares of the Fund may be purchased at net asset value without a sales charge and in any amount by: officers, trustees and past trustees of the Trust or any Nuveen-sponsored registered investment company; bona fide, full-time and retired employees of Nuveen or Rittenhouse, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members (as defined below); any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available di-rectly or through subsidiaries or bank affiliates; bank or broker-affiliated trust departments; investors purchasing on a periodic, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisers, financial planners or other finan-cial intermediaries that charge periodic or asset-based fees for their servic-es. For further details about these special categories and their eligibility requirements, please consult your financial adviser or consult the Statement of Additional Information, or call Nuveen at 800-621-7227.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your finan-cial adviser need to notify Nuveen or SSI whenever you make a purchase of Class A Shares that you wish to be covered under these special sales charge waivers. All of the above categories of investors are also eligible to purchase Class R Shares, as described below under "Class R Shares." Finally, Class A Shares may be issued at net asset value without a sales charge in connection with the ac-quisition by the Fund of another investment company.

GENERAL

In determining the amount of your purchases of Class A Shares that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust estate or fidu-ciary account; (2) all purchases by individuals and their immediate family mem-bers (i.e., their spouses, parents, children, grandparents, grandchildren, par-ents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

The reduced sales charge programs may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

FOR MORE INFORMATION ABOUT THE PURCHASE OF CLASS A SHARES OR REDUCED SALES CHARGE PROGRAMS, OR TO OBTAIN THE REQUIRED APPLICATION FORMS, CALL NUVEEN TOLL-FREE AT 800-621-7227.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares within a speci-fied period after purchase, as shown in the table below. See "Flexible Purchase Options" and "Distribution and Service Plan." Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

If redeemed prior to the end of the sixth year after purchase, Class B Shares may be subject to a CDSC, as set forth below:

--------------------------------------------------------------------------------

   YEARS SINCE PURCHASE                                                   CDSC
------------------------------------------------------------------------------
     0-1                                                                    5%
     1-2                                                                    4%
     2-3                                                                    4%
     3-4                                                                    3%
     4-5                                                                    2%
     5-6                                                                    1%
------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. For more information regarding the imposition of the CDSC, see "How to Redeem Fund Shares--Class B Shares," below.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net as-set value without the imposition of any sales load, fee, or other charge, so that the value of your account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares ac-quired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the con-tinuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which repre-sents a sales commission of .75% plus an advance on the first year's annual service fee of .25%. See "Flexible Purchase Options" and "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. See "How to Redeem Fund Shares--Class C Shares."

CLASS R SHARES

If you are making an initial purchase of $1 million or more of Fund shares in a single transaction, you may purchase Class R shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge or ongoing distribution or service fees. You also may purchase Class R Shares subject only to the Fund's minimum investment requirement of $3,000 if you are within the following specified categories of investors who are eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, trustees and past trustees of the Trust or any Nuveen-sponsored registered investment company; bona fide, full-time and retired em-ployees of Nuveen or Rittenhouse, any parent company of Nuveen, and subsidiar-ies thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidi-aries or bank affiliates; bank or broker-affiliated trust departments; invest-ors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. For further details about these special categories and their eligibility requirements, please con-sult your financial adviser or the Statement of Additional Information, or call Nuveen at 800-621-7227.

If you are eligible to purchase either Class R Shares or Class A Shares with-out a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-843-6765. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen Rittenhouse Growth Fund, Class [A], [B], [C], [R]," delivered to the financial adviser through whom the investment is to be made for forwarding to the Fund's shareholder services agent, SSI. When making your initial investment, you must also furnish the information necessary to estab-


-------------------------------------------------------------------------------
lish your Fund account by completing and enclosing with your payment the at-tached Application Form. After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or SSI a check in the amount of your purchase made payable to "Nuveen Rittenhouse Growth Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to SSI at its address listed on the back cover of this Prospectus. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be ac-ceptable. You may also wire Federal Funds directly to SSI, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-621-7227.

PURCHASE PRICE

The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," below for a de-scription of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

Generally, your first purchase of any class of the Fund's shares needs to be for $3,000 or more ($1,000 or more for an Individual Retirement Account). Addi-tional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under one or more of the Fund's automatic investment, group purchase or reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in de-clining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Once you have established a Fund account, you may make regular investments in an amount of $25 or more each month by authorizing SSI to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Automatic Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period by authorizing your employer to deduct this amount automatically from your pay-check. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the ap-plicable sales charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the enclosed Application Form or call Nuveen toll-free at 800-621-7227.

OTHER SHAREHOLDER PROGRAMS

You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value with-out a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. Class A Shares, Class C Shares or Class R Shares may be exchanged for shares of any Nuveen money market fund, but Class B Shares may not be exchanged for shares of a Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-


--------------------------------------------------------------------------------
es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully.
If the registration of the account for the Fund you are purchasing is not ex-actly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be accept-able to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800-621-7227 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

The exchange privilege is not intended to permit the Fund to be used as a ve-hicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the ap-propriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the tim-ing, the amount of the reinvestment and the fund from which the redemption oc-curred.

You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through an Au-tomatic Deposit Plan, and sending dividends, distributions, redemption pay-ments or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details, or call SSI at 800-621-7227 for more information.

Fund Direct privileges may be requested via an Application you obtain by call-ing 800-621-7227. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless and until SSI receives writ-ten instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to SSI signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone rep-resentative, call SSI at 800-621-7227. The purchase payment will be debited from your bank account.

FOR MORE INFORMATION ABOUT THESE PURCHASE OPTIONS AND TO OBTAIN THE APPLICA-TION FORMS REQUIRED FOR SOME OF THEM, CALL NUVEEN TOLL-FREE AT 800-621-7227.

ADDITIONAL INFORMATION

If you choose to invest in the Fund, an account will be opened and maintained for you by SSI, the Fund's shareholder services agent. Share certificates will be issued to you only upon written request to SSI, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any pur-chase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial ad-viser's firm can only be made by an order in good form from the financial ad-viser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use SSI's sub-accounting system to mini-mize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by SSI will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

Subject to the rules and regulations of the Securities and Exchange Commis-sion, the Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption as described below.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B and Class C Shares


-------------------------------------------------------------------------------
are subject to an annual distribution fee and Class A, Class B and Class C Shares are subject to an annual service fee. Class R Shares are not subject to either distribution or service fees.

The distribution fee applicable to Class B and Class C Shares under the Plan will be payable to reimburse Nuveen for services and expenses incurred in con-nection with the distribution of such Shares. The distribution fee primarily reimburses Nuveen for providing compensation to Authorized Dealers, including Nuveen, either at the time of sale or on an ongoing basis. The other expenses for which Nuveen may be reimbursed include, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and re-ports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B and Class C Shares under the Plan will be paid to Nuveen to compensate Authorized Dealers, including Nuveen, in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to share-holders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the aver-age daily net assets of Class B Shares as a service fee under the Plan applica-ble to Class B Shares. The Fund may spend up to .75 of 1% per year of the aver-age daily net assets of Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

--------------------------------------------------------------------------------
HOW TO REDEEM FUND SHARES

You may redeem your Fund shares at any time for cash at the net asset value next computed after the redemption instructions and any required documents and certificates are received in proper form, as described below. There is no charge for the redemption of Class R Shares.

CLASS A SHARES

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A purchases of $1 million or more at net asset val-ue, where the dealer of record has not waived the sales commission, a CDSC of 1% is imposed on any redemptions within 18 months of purchase.

CLASS B SHARES

Class B Shares redeemed within 6 years of purchase may be subject to a CDSC. The level of the CDSC is determined by how long you have owned your shares, as described under "How to Buy Fund Shares--Class B Shares," above.

CLASS C SHARES

Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemptions of Class C Shares within 12 months of purchase.

OPERATION OF THE CDSC

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then in the order in which the Class B Shares were purchased or in the reverse order in which the Class A or Class C Shares were purchased, except if another order of redemption would result in a lower charge or you specify another order. No CDSC is charged on shares purchased as a re-sult of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or money market fund. Your holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is re-ceived. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the re-demption proceeds. Nuveen receives the amount of any CDSC you pay. The CDSC may be waived under certain special circumstances, as described in the Statement of Additional Information.

REDEMPTION PROCEDURES

You may redeem shares by sending a written request for redemption directly to the Fund, c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the share-holder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be accept-able to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemp-tion request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check


--------------------------------------------------------------------------------
within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the pur-chase of shares has cleared, which may take up to 15 days.

If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen at 800-621-7227. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone re-quest is received prior to the time the Fund calculates its net asset value ("Closing Time"), which is usually 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received af-ter Closing Time, the redemption will be effected at Closing Time the follow-ing business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption pro-cedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone rep-resentative or Fund Direct redemption requests by calling Nuveen at 800-621-7227. If a redemption request is received by Closing Time, the redemption will be made as of Closing Time that day. If the redemption request is received af-ter Closing Time, the redemption will be made as of Closing Time the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordi-narily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day af-ter the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the en-closed Application Form or the Fund Direct Application Form and return it to Nuveen or SSI. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen toll-free at 800-621-7227. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen or SSI in order to estab-lish multiple accounts, or to change the account or accounts designated to re-ceive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Pro-gram or in such other manner as may be acceptable to the Fund. Further docu-mentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as de-scribed above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its op-tion, may limit the timing, amount or frequency of these redemptions. Tele-phone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

If you own Fund shares currently worth at least $10,000, you may establish an Automatic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the enclosed Application Form or by calling Nuveen toll-free at 800-621-7227.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Automatic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Similarly, use of the Automatic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be dis-advantageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.


-------------------------------------------------------------------------------

The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading on the New York Stock Exchange is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's invest-ments or determination of its net asset value is not reasonably practicable, or
(c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your in-vestment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Unit Trusts who are investing their Nuveen Unit Trust distributions, no minimum total investment will be es-tablished for the Fund.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

The management of the Fund, including general supervision of the duties per-formed for the Fund by Nuveen Institutional Advisory Corp. ("NIAC") under the Management Agreement, is the responsibility of the Board of Trustees of the Trust.

Overall management of the Fund is the responsibility of NIAC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. NIAC oversees the management of the Fund's investment portfolio, manages the Fund's business affairs and provides certain day-to-day administrative services to the Fund. NIAC has en-tered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse manages the Fund's investment portfolio.

NIAC is a wholly-owned subsidiary of Nuveen, which has sponsored or underwrit-ten more than $60 billion of investment company securities. Nuveen, the princi-pal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust. It is also the principal underwriter for the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have in-vested to date in Nuveen investment products. Founded in 1898, Nuveen is a sub-sidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee as follows:

--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSET VALUE                              FUND MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                         .8500 of 1%
For the next $125 million                                          .8375 of 1%
For the next $250 million                                          .8250 of 1%
For the next $500 million                                          .8125 of 1%
For the next $1 billion                                            .8000 of 1%
For assets over $2 billion                                         .7875 of 1%
------------------------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of divi-dends to investors. In addition to the fee paid to NIAC and the distribution and service fees paid to Nuveen, the Fund is responsible for its own expenses that are not covered under such agreements, including, without limitation: cus-todial, transfer agent, accounting and legal fees; interest charges; brokerage commissions; organizational expenses; and extraordinary expenses. In order to prevent total operating expenses (excluding any distribution or service fee, and extraordinary expenses) from exceeding 1.10% of the average daily net asset value of any class of shares of the Fund for the fiscal year ended July 31, 1998, NIAC has agreed to waive all or a portion of its management fees or reim-burse certain expenses of the Fund.

Rittenhouse was founded in 1979 and is located at Two Radnor Corporate Center, Radnor, PA 19087-4570. Under the Sub-Advisory Agreement, NIAC pays Rittenhouse a portfolio management fee on the Fund's average daily net asset value at an annual rate as set forth below:

--------------------------------------------------------------------------------

                                                                     PORTFOLIO
AVERAGE DAILY NET ASSET VALUE                                   MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $500 million                                           .35 of 1%
For assets over $500 million                                         .30 of 1%
------------------------------------------------------------------------------

The investment decisions for the Fund are made through a team approach, with all of the Rittenhouse investment professionals contributing to the process. Rittenhouse currently maintains a staff of 20 investment professionals. Each of the Rittenhouse officers and investment professionals has developed an expert-ise in at least one functional investment area, including equity research, strategy, quantiative research, technical research, and trading. A key element in the decision making process is a formal investment committee of all the in-vestment professionals that meets regularly to review all Rittenhouse invest-ment positions. Pertinent information from outside sources is shared and incor-porated into the investment outlook. The investment strategy, market sectors, and individual security holdings are reviewed to verify their continued appro-priateness. Investment recommendations are presented to the committee for deci-sion.


--------------------------------------------------------------------------------

Rittenhouse provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio's transactions. In executing such transactions, Ritten-house seeks to obtain the best net results for the Fund. Rittenhouse also serves as investment adviser to pension and profit-sharing plans, and other institutional and private investors. Rittenhouse is a wholly-owned subsidiary of The John Nuveen Company.

-------------------------------------------------------------------------------
HOW THE FUND SHOWS
PERFORMANCE

The Fund may quote its yield or total return in reports to shareholders, sales literature and advertisements. The Fund may also from time to time compare its investment results to various passive indices or other mutual funds with simi-lar investment objectives. Comparative performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other indus-try publications. See the Statement of Additional Information for a more de-tailed discussion.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES

The Fund intends to operate as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

For federal income tax purposes, unless you are exempt from taxation or enti-tled to a tax deferral, ALL DIVIDENDS PAID BY THE FUND THAT ARE DERIVED FROM NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAINS ARE TAXABLE AS ORDINARY INCOME, AND DISTRIBUTIONS PAID BY THE FUND FROM NET LONG-TERM CAPITAL GAINS ARE TAXABLE AS LONG-TERM CAPITAL GAIN, WHETHER RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES. The capital gain holding period for this purpose is de-termined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Investors are informed annu-ally as to the amount and nature of all dividends and capital gains paid dur-ing the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distrib-uted to you.

Income dividends are usually distributed quarterly, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the pay-ment. ANY SUCH DISTRIBUTION WILL BE SUBJECT TO FEDERAL INCOME TAX, EVEN IF THE DISTRIBUTION OCCURS SHORTLY AFTER A PURCHASE OF FUND SHARES. All dividends or capital gains distributions will automatically be reinvested in additional shares of the same class of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains, or both, be paid in cash. The election to receive dividends or reinvest them may be changed by writing to: Nuveen Rittenhouse Growth Fund, c/o Share-holder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. Such notice needs to be received at least 5 days prior to the record date of any dividend or capital gain distribution.

Under certain circumstances, a corporate shareholder may be entitled to a div-idends received deduction with respect to such shareholder's taxable dividends which are attributable to dividends received by the Fund on its equity securi-ties.

If you do not furnish the Fund with your correct social security number or em-ployer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. A more detailed summary appears in the Statement of Additional Information. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

-------------------------------------------------------------------------------
NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class is calculated by taking the fair value of the pro rata portion of the Fund's total assets at-tributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to the class (including the class's pro rata portion of the


-------------------------------------------------------------------------------

Fund's liabilities), and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class.

In determining net asset value, expenses are accrued and applied daily and se-curities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturi-ties of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such secu-rities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuat-ing interest rates on the market value of the security. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is signifi-cantly different from the previous day's calculated value.

--------------------------------------------------------------------------------
GENERAL INFORMATION

The Custodian of the assets of the Fund is The Chase Manhattan Bank ("Chase"), 4 New York Plaza, New York, New York 10004-2413. Chase also provides certain accounting services to the Fund. The Fund's transfer, shareholder services and dividend paying agent, Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

The Fund is a series of Nuveen Investment Trust II ("Trust"). The Trust is an open-end diversified management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 27, 1997. The Board of Trustees of the Trust is authorized to issue an unlim-ited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, the Fund is the only series authorized and outstanding. Shares of the Fund are divided into four classes of shares desig-nated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of invest-ments of the Fund. Each class of shares has equal rights as to voting, redemp-tion, dividends and liquidation, except that each bears different class ex-penses, including different distribution and service fees, and each has exclu-sive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described above. The Board of Trustees of the Trust has the right to estab-lish additional series and classes of shares in the future, to change those se-ries or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnifi-cation out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.





--------------------------------------------------------------------------------
                                                                         PAGE 20

Statement of Additional Information

November   , 1997
Nuveen Investment Trust II
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN RITTENHOUSE GROWTH FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. In-corporated, or from the Fund, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Fund
dated November   , 1997 and any supplements to that Prospectus.

Table of Contents                                                     Page
--------------------------------------------------------------------------
General Information                                                    B-2
--------------------------------------------------------------------------
Investment Policies and Restrictions                                   B-2
--------------------------------------------------------------------------
Investment Policies and Techniques                                     B-4
--------------------------------------------------------------------------
Management                                                            B-14
--------------------------------------------------------------------------
Fund Manager and Portfolio Manager                                    B-16
--------------------------------------------------------------------------
Portfolio Transactions                                                B-17
--------------------------------------------------------------------------
Net Asset Value                                                       B-18
--------------------------------------------------------------------------
Tax Matters                                                           B-19
--------------------------------------------------------------------------
Performance Information                                               B-23
--------------------------------------------------------------------------
Additional Information on the Purchase and Redemption of Fund Shares  B-25
--------------------------------------------------------------------------
Distribution and Service Plans                                        B-29
--------------------------------------------------------------------------
Independent Public Accountants and Custodian                          B-30
--------------------------------------------------------------------------
Statement of Net Assets                                               B-31
--------------------------------------------------------------------------
Report of Independent Public Accountants                              B-32
--------------------------------------------------------------------------
Appendix A--Ratings of Investments                                     A-1
--------------------------------------------------------------------------

                              GENERAL INFORMATION

Nuveen Rittenhouse Growth Fund (the "Fund") is a series of Nuveen Investment Trust II (the "Trust"), an open-end diversified management series investment company. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, the Fund is the only series of the Trust authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS
The investment objective and certain fundamental investment policies of the Fund are described in the Fund's Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer;

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) make other investments or engage in other transactions permis-sible under the Investment Company Act of 1940 that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by phys-ical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940.

(4) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(5) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(6) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(7) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities
For temporary defensive purposes and to keep cash on hand fully invested, the Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities. Short-term taxable fixed income securi-ties are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. govern-ment agency securities include securities issued by (a) the Federal Housing Ad-ministration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage As-sociation, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal Na-tional Mortgage Association, whose securities are supported by the discretion-ary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or in-strumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumen-talities do not guarantee the market value of their securities, and consequent-ly, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Bankers' acceptances which are short-term credit instruments used to fi-nance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultane-ously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest tempo-rarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentali-ties; certificates of deposit; or bankers acceptances in which the Fund may in-vest. Repurchase agreements may be considered loans to the seller, collateral-ized by the underlying securities. The risk to the Fund is limited to the abil-ity of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral de-clines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Rittenhouse monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Rittenhouse does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceed-ing, the ability of a Fund to liquidate the collateral could be delayed or im-paired because of certain provisions of the bankruptcy laws.

(5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial paper, which are short-term unsecured promissory notes, includ-ing variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. Howev-er, they are redeemable by the Fund at any time. Rittenhouse will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on de-mand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Rittenhouse, of comparable quality.

HEDGING STRATEGIES

General Description of Hedging Strategies
The Fund may engage in hedging activities. Rittenhouse may cause the Fund to utilize a variety of financial instruments, including options, futures con-tracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, gener-ally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instru-ments is subject to applicable regulations of the Securities and Exchange Com-mission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside assets permit-ted by the SEC and CFTC in a segregated custodial account in the amount pre-scribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permis-sible assets, and will be marked-to-market daily.

Stock Index Options
The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock in-dexes for hedging purposes. Stock index options are put options and call op-tions on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and in-dex options occurs when index options are exercised. In the case of stock op-tions, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the secu-rities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of Rittenhouse to correctly predict movements in the directions of the stock mar-ket. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effec-tively hedge all or a portion of the securities in its portfolio, in anticipa-tion of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated move-ments in prices of the securities comprising the stock index on which the op-tion is based.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to pur-chase the optioned securities in order to satisfy its obligation under the op-tion to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would in-cur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the Fund writes options, or purchases puts that are subject to the loss de-ferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the Standard & Poor's 500 in-dex would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective re-turn on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are pro-hibited under the CEA and will, to the extent required by regulatory authori-ties, enter only into Futures Contracts that are traded on national futures ex-changes and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures ex-changes in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transac-tion costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strat-egies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securi-ties or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's se-curities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are delivera-ble upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, howev-er, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian assets equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on Rittenhouse's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts."

Federal Income Tax Treatment of Futures Contracts

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not read-ily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securi-ties that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the ex-tent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has del-egated to Rittenhouse the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate re-sponsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Rittenhouse to look to such fac-tors as (i) the nature of the market for a security (including the institu-tional private resale market; the frequency of trades and quotes for the secu-rity; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of solic-iting offers and the mechanics of transfer), (ii) the terms of certain securi-ties or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed ad-visable, if any, to protect liquidity.

Short Sales Against the Box
When Rittenhouse believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves sell-ing a security which the Fund owns for delivery at a specified date in the fu-ture. The Fund will limit its transactions in short sales against the box to 5% of its net assets. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would par-tially offset any gain.

Warrants
The Fund may invest in warrants. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with re-spect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities. The Fund does not intend to invest more than 5% of its net assets in warrants.

When-Issued Securities
The Fund may from time to time purchase securities on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no pay-ment is made by the Fund to the issuer and no interest is accrued on debt secu-rities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commit-ment to purchase a security on a when-issued basis, it will record the transac-tion and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will segregate and maintain assets equal in value to commitments for when-issued securities. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the segregated account, described above, sale of other secu-rities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is currently set at six, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinter-ested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------
                                    POSITION AND        PRINCIPAL OCCUPATIONS
      NAME AND ADDRESS      AGE  OFFICES WITH TRUST     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Anthony T. Dean*           52  Chairman and Trustee  President (since July
 333 W. Wacker Drive                                  1996) and Director,
 Chicago, IL 60606                                    formerly Executive Vice
                                                      President, of The John
                                                      Nuveen Company and John
                                                      Nuveen & Co.
                                                      Incorporated; Director
                                                      and President (since July
                                                      1996), formerly Executive
                                                      Vice President (from May
                                                      1994 to July 1996) of
                                                      Nuveen Institutional
                                                      Advisory Corp. and Nuveen
                                                      Advisory Corp.

-------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   48  President and Trustee Chairman (since July
 333 W. Wacker Drive                                  1996) and Director,
 Chicago, IL 60606                                    formerly Executive Vice
                                                      President, of The John
                                                      Nuveen Company and John
                                                      Nuveen & Co.
                                                      Incorporated; Director
                                                      (since October 1992) and
                                                      Chairman (since July
                                                      1996), formerly Executive
                                                      Vice President (from May
                                                      1994 to July 1996) of
                                                      Nuveen Institutional
                                                      Advisory Corp and Nuveen
                                                      Advisory Corp.

-------------------------------------------------------------------------------
 James E. Bacon             66  Trustee               Business consultant;
 114 W. 4th Street                                    Director of Lone Star
 New York, NY 10036                                   Industries, Inc.
                                                      (cement); retired.
-------------------------------------------------------------------------------
 William L. Kissick         65  Trustee               Professor, School of
 University of Pennsylvania                           Medicine and the Wharton
 224 NEB/2L                                           School of Management and
 Philadelphia, PA 19104                               Chairman, Leonard Davis
                                                      Institute of Health
                                                      Economics, University of
                                                      Pennsylvania.

-------------------------------------------------------------------------------
 Thomas E. Leafstrand       65  Trustee               Retired; previously Vice
 412 W. Franklin                                      President in charge of
 Wheaton, IL 60187                                    Municipal Underwriting
                                                      and Dealer Sales at The
                                                      Northern Trust Company.

-------------------------------------------------------------------------------
 Sheila W. Wellington       65  Trustee               President (since 1993) of
 250 Park Avenue                                      Catalyst (a not-for-
 New York, NY 10003                                   profit organization
                                                      focusing on women's
                                                      leadership development in
                                                      business and the
                                                      professions).

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              POSITION AND           PRINCIPAL OCCUPATIONS
   NAME AND ADDRESS    AGE OFFICES WITH TRUST       DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Bruce P. Bedford      57  Executive Vice      Executive Vice President of John
 333 West Wacker Drive     President           Nuveen & Co. Incorporated,
 Chicago, IL 60606                             Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.
                                               (since January 1997); prior
                                               thereto, Chairman and CEO of
                                               Flagship Resources Inc. and
                                               Flagship Financial Inc. and the
                                               Flagship funds.
-------------------------------------------------------------------------------
 Kathleen M. Flanagan  50  Vice President      Vice President of John Nuveen &
 333 West Wacker Drive                         Co. Incorporated; Vice President
 Chicago, IL 60606                             (since June 1996) of Nuveen
                                               Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.
-------------------------------------------------------------------------------
 Anna R. Kucinskis     51  Vice President      Vice President of John Nuveen &
 333 West Wacker Drive                         Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin       46  Vice President and  Vice President (since September
 333 West Wacker Drive     Assistant Secretary 1992), Assistant Secretary and
 Chicago, IL 60606                             Assistant General Counsel of
                                               John Nuveen & Co. Incorporated;
                                               Vice President (since May 1993)
                                               and Assistant Secretary of
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.;
                                               Assistant Secretary of The John
                                               Nuveen Company (since February
                                               1993).

-------------------------------------------------------------------------------
 O. Walter Renfftlen   58  Vice President and  Vice President and Controller of
 333 West Wacker Drive     Controller          The John Nuveen Company, John
 Chicago, IL 60606                             Nuveen & Co. Incorporated,
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.

-------------------------------------------------------------------------------
 H. William Stabenow   63  Vice President and  Vice President and Treasurer of
 333 West Wacker Drive     Treasurer           The John Nuveen Company, John
 Chicago, IL 60606                             Nuveen & Co. Incorporated,
                                               Nuveen Advisory Corp. and Nuveen
                                               Institutional Advisory Corp.

-------------------------------------------------------------------------------
 Gifford R. Zimmerman  41  Vice President and  Vice President (since September
 333 West Wacker Drive     Assistant Secretary 1992), Assistant Secretary and
 Chicago, IL 60606                             Associate General Counsel,
                                               previously Assistant General
                                               Counsel of John Nuveen & Co.
                                               Incorporated; Vice President
                                               (since May 1993) and Assistant
                                               Secretary of Nuveen Advisory
                                               Corp. and Nuveen Institutional
                                               Advisory Corp.

--------------------------------------------------------------------------------

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as mem-bers of the Executive Committee of the Board of Trustees. The Executive Commit-tee, which meets between regular meetings of the Board of Trustees, is autho-rized to exercise all of the powers of the Board of Trustees.

Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 95 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The other trustees of the Trust are also trustees of 8 open-end and closed-end funds advised by NIAC.

The following table sets forth compensation estimated to be paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ending July 31, 1998. The Trust has no retirement or pen-sion plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                      TOTAL
                                   COMPENSATION
                                    FROM TRUST
                       AGGREGATE     AND FUND
                      COMPENSATION   COMPLEX
                        FROM THE     PAID TO
NAME OF TRUSTEE          TRUST       TRUSTEES
-----------------------------------------------
James E. Bacon         $2,273.89     $32,000
William L. Kissick     $2,273.89     $28,000
Thomas E. Leafstrand   $2,677.17     $31,600
Sheila W. Wellington   $2,273.89     $28,000

Each trustee who is not affiliated with NIAC receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held and a $100 fee per day plus ex-penses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and ex-penses are allocated among the funds for which NIAC serves as investment ad-viser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC.

As of November 12, 1997 NIAC owned all the shares of each class of the Fund with 5,000 shares outstanding (Class A, Class B, Class C, and Class R).

                       FUND MANAGER AND PORTFOLIO MANAGER

Fund Manager. NIAC acts as the manager of the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC has entered into a Sub-Advisory Agreement with Rittenhouse under which Rittenhouse, subject to NIAC's supervision, manages the Fund's in-vestment portfolio. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal under-writer of the Fund's shares. Nuveen is sponsor of the Nuveen Tax-Free Unit Trust, a registered unit investment trust, is also the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have in-vested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a sub-sidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Sub-Adviser. Rittenhouse is an institutional investment management firm based in Radnor, Pennsylvania with over 18 years of experience and approximately $9 billion in assets under management as of September 30, 1997. Under the Sub-Ad-visory Agreement, Rittenhouse is compensated by NIAC for its investment advi-sory services to the Fund.

Rittenhouse provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions. Rittenhouse also serves as investment ad-viser to pension and profit-sharing plans, and other institutional and private investors. Rittenhouse is a wholly-owned subsidiary of The John Nuveen Compa-ny.

                            PORTFOLIO TRANSACTIONS

Rittenhouse is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for princi-pal trades in securities, and the allocation of portfolio brokerage and prin-cipal business. It is the policy of Rittenhouse to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Fund means the best net price without regard to the mix be-tween purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may in-clude underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating com-missions, Rittenhouse considers the firm's reliability, the quality of its ex-ecution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, Rittenhouse considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of broker-age services, including execution capability, performance, and financial re-sponsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Rittenhouse determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Rittenhouse or the Fund. Rittenhouse believes that the research in-formation received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to Rittenhouse under the Sub-Advisory Agreement are not reduced as a re-sult of receipt by either NIAC or Rittenhouse of research services.

Rittenhouse places each place portfolio transactions for other advisory ac-counts managed by it. Research services furnished by firms through which the Fund effects its securities transactions may be used by Rittenhouse in servic-ing all of its accounts; not all of such services may be used by Rittenhouse in connection with the Fund. Rittenhouse believes it is not possible to measure separately the benefits from research services to each of the accounts (includ-ing the Fund) managed by it. Because the volume and nature of the trading ac-tivities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and re-search services will vary. However, Rittenhouse believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continu-ing basis. Rittenhouse seeks to allocate portfolio transactions equitably when-ever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an ad-verse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Rittenhouse are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments gen-erally held.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

As stated in the Prospectus, the Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

                                  TAX MATTERS

The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

As described in the Prospectus, the Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated invest-ment company, the Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy certain require-ments relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from divi-dends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, for its initial year the Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: stock, securities and certain options, futures, or forward contracts (the "short-short test"). The Taxpayer Relief Act of 1997 (the "1997 Act") has re-pealed the short-short test for taxable years beginning after the date of its enactment. Third, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated in-vestment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax. The Fund may retain for investment its net cap-ital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund re-tains any net capital gain, the Fund may designate the retained amount as un-distributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gains included in the shareholder's gross income. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net cap-ital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore af-fect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in the Fund, a prospective shareholder should care-fully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of the Fund, distributions from the Fund, other than dis-tributions which are designated as capital gains dividends will to the extent of the earnings and profits on the Fund constitute dividends for Federal in-come tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's cur-rent and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. It should be noted that certain legis-lative proposals have been made which could affect the calculation of basis for shareholders holding securities that are substantially identical to the Fund's securities. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in additional shares of the Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the follow-ing January, will be treated as having been distributed by the Fund (and re-ceived by the shareholders) on December 31 of the year such dividends are de-clared.

The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corpo-rations at the rates applicable to ordinary income. For taxpayers other than corporations, net capital gains (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) are subject to a maximum marginal stated tax rate of either 28% or 20%, depending upon the holding period of the capital assets. In particular, net capital gain, exclud-ing net gain from property held more than one year but not more than 18 months and gain on certain other assets, is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Net capital gain that is not taxed at the maximum marginal stated tax rate of 20% (or 10%) as described in the preceding sentence, is generally subject to a maximum marginal stated tax rate of 28%. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. It should be noted that legislative proposals are intro-duced from time to time that affect tax rates and could affect relative dif-ferences at which ordinary income and capital gains are taxed.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of the Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the dis-tributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemp-tion or exchange of such shares within 90 days after their purchase to the ex-tent shares of the Fund or another fund are subsequently acquired without pay-ment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subse-quently acquired. Moreover, losses recognized by a shareholder on the redemp-tion or exchange of shares of the Fund held for six months or less are disal-lowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capi-tal gains made with respect to such shares. In addition, no loss will be al-lowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distribu-tions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend in-come for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifica-tions, or who are otherwise subject to backup withholding.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by the Fund on certain Equity Se-curities. This rule does not apply to certain corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and also does not apply for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax. The Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sec-tions 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations in-clude a requirement that stock (and therefore Shares of the Fund) must gener-ally be held at least 46 days (as determined under, and during the period spec-ified in, Section 246(c) of the Code). Regulations have been issued which ad-dress special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness in-curred by such corporation. It should be noted that various legislative propos-als that would affect the dividends received deduction have been introduced. To the extent dividends received by the Fund are attributable to foreign corpora-tions, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the divi-dends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to the Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should con-sult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Fund and its shareholders and relates only to the federal income tax status of the Fund and to tax treatment of distributions by the Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders, as well as with respect to for-eign, state and local tax consequences of ownership of Fund shares.

                            PERFORMANCE INFORMATION

As explained in the Prospectus, the historical investment performance of the Fund may be shown in the form of "average annual total return," and "cumula-tive total return" each of which will be calculated separately for each class of shares.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded.

From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of the Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

THE RISK-ADJUSTED TOTAL RETURN for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Re-turns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market condi-tions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance with that of: (1) the Consumer Price Index and (2) equity mutual funds or mutual fund indexes as re-ported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mu-tual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting serv-ices which are described herein. The Consumer Price Index is generally consid-ered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calcu-lations are based upon changes in net asset value with all dividends rein-vested and which do not include the effect of any sales charges.

Rittenhouse's Performance Record

The Fund does not have any prior operating history. The table below presents annual investment returns for the Rittenhouse Blended Equity Composite between January 1, 1983 (inception) and September 30, 1997. The Rittenhouse Blended Equity Composite represents the composite performance of the 5,584 managed ac-counts totalling approximately $2.6 billion for which Rittenhouse serves as investment adviser and that have the same investment objectives and policies as the Fund.

                         1ST QTR-
                         3RD QTR  ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                           1997    1996   1995   1994   1993  1992   1991   1990   1989
----------------------------------------------------------------------------------------
Rittenhouse (Gross).....  27.08%  18.97% 38.66%  2.60%  2.87% 5.66% 35.22%  1.64% 33.84%
Rittenhouse (Net).......  25.80%  17.33% 36.82%  1.13%  1.40% 4.15% 33.41%  0.17% 32.05%
S&P 500.................  29.63%  22.95% 37.53%  1.31% 10.06% 7.61% 30.40% -3.11% 31.63%
Lipper Growth Fund In-
 dex....................  27.23%  17.48% 32.65% -1.57% 11.98% 7.63% 36.33% -5.41% 27.47%

                           ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                           1988      1987     1986      1985      1984      1983
--------------------------------------------------------------------------------
Rittenhouse (Gross)..... 18.90%    4.98%    23.43%    38.89%    13.40%    28.48%
Rittenhouse (Net)....... 17.26%    3.47%    21.74%    37.04%    11.81%    26.73%
S&P 500................. 16.56%    5.25%    18.66%    31.73%     6.27%    22.56%
Lipper Growth Fund In-
 dex.................... 14.13%    3.25%    15.59%    30.14%    -3.60%    21.35%

The gross performance results of the Rittenhouse Blended Equity Composite re-flect the investment performance of the composite before deduction of any in-vestment advisory fees or other expenses. The net performance results of the Rittenhouse Blended Equity Composite reflect the deduction of the projected an-nual operating expenses (without waiver or reimbursement) for Class A shares of the Fund, as summarized in the Summary of Fund Expenses section of the Prospec-tus. The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely-recognized, unmanaged index of common stock prices. S&P 500 returns as-sume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The current Lipper Growth Fund Index reflects the average returns with dividends reinvested of the 30 largest funds in the Lipper Growth Fund Objective. Of the 936 funds in the Lipper Growth Fund Objective as of September 30, 1997, there were 790, 298 and 179 funds, respectively, with 1-, 5- and 10-year performance records, and 116 funds with records extending from composite inception on January 1, 1983 through September 30, 1997. The returns of the Lipper Growth Fund Index do not include the effect of any sales charges that an investor will incur by pur-chasing the funds in the Lipper Growth Fund Objective directly. There can be no assurance that the Fund's future performance will be comparable to that shown above.

THE INFORMATION SHOWN REFLECTS THE PAST PERFORMANCE ACHIEVED BY RITTENHOUSE IN MANAGING ITS SEPARATE ACCOUNTS, AND DOES NOT REFLECT PAST PERFORMANCE OF THE FUND, WHICH HAS NO OPERATING HISTORY. PAST PERFORMANCE IS NOT PREDICTIVE OF FU-TURE RESULTS.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
                           REDEMPTION OF FUND SHARES

Set forth is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net Asset Value per Class A Share...................................... $20.000
Per Share Sales Charge--5.25% of public offering price (5.54% of net asset value per share)................................................ $ 1.108
Per Share Offering Price to the Public................................. $21.108

You may purchase Class B Shares without any up-front sales charge at a price equal to their net asset value, but subject to a contingent deferred sales charge ("CDSC") if you redeem shares within six years of purchase. Class B Shares are also subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class B Shares auto-matically convert to Class A Shares eight years after purchase.

You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value, but subject to an annual distribution fee de-signed to compensate Authorized Dealers over time for the sale of Fund shares. Class C Shares are subject to a contingent deferred sales charge for redemption within 12 months of purchase.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the original investment amount; (iv) involuntary redemp-tions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of the Fund.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic pay-ments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for re-demptions to satisfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. In addition, the Class B Shares are subject to a conversion feature, as described below. As a result of the dif-ferences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares.

The expenses to be borne by specific classes of shares may include (i) trans-fer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (vi) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and de-termined to be properly allocated to one or more classes of shares.

The Fund has special purchase programs under which certain persons may pur-chase Class A Shares at reduced sales charges. One such program is available to members of a "qualified group." A CDSC may apply to redemption of Class A shares purchased under these programs, although the CDSC may be waived in the circumstances described above.

An individual who is a member of a "qualified group" may purchase Class A Shares of the Fund (or any other Nuveen Fund with respect to which a sales charge is imposed), at the reduced sales charge applicable to the group taken as a whole. A "qualified group" is one which (i) has been in existence for more than six months; (ii) has a purpose other than investment; (iii) has five or more participating members; (iv) has agreed to include sales literature and other materials related to the Fund in publications and mailings to members;
(v) has agreed to have its group administrator submit a single bulk order and make payment with a single remittance for all investments in the Fund during each investment period by all participants who choose to invest in the Fund; and (vi) has agreed to provide the Fund's transfer agent with appropriate backup data for each participant of the group in a format fully compatible with the transfer agent's processing system.

The "amount" of a share purchase by a participant in a group purchase program for purposes of determining the applicable sales charge is (i) the aggregate value of all shares of the Fund (and all other Nuveen Funds with respect to which a sales charge is imposed) currently held by participants of the group, plus (ii) the amount of shares currently being purchased.

Special Sales Charge Waivers. Class A Shares of the Fund may be purchased at net asset value without a sales charge, and Class R Shares may be purchased, by the following categories of investors:

 . officers, trustees and past trustees of the Trust or any Nuveen-sponsored registered investment company;

 . bona fide, full-time and retired employees of Nuveen or Rittenhouse, any parent company of Nuveen, and subsidiaries thereof, or their immediate fam-ily members (as defined below);

 . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

 . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates;

 . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

 . investors purchasing through a mutual fund purchase program sponsored by a broker-dealer that offers a selected group of mutual funds either without a transaction fee or with an asset-based fee or a fixed fee that does not vary with the amount of the purchase. In order to qualify, such purchase program must offer a full range of mutual fund related services and share-holder account servicing capabilities, including establishment and mainte-nance of shareholder accounts, addressing investor inquiries regarding ac-count activity and investment performances, processing of trading and divi-dend activity and generation of monthly account statements and year-end tax reporting; and

 . registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees to their custom-ers for financial planning, investment advisory or asset management servic-es, or provide such services in connection with the establishment of an in-vestment account for which a comprehensive "wrap fee" charge is imposed.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your fi-nancial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

The reduced sales charge programs may be modified or discontinued by the Fund at any time upon prior written notice to shareholders of the Fund.

For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 621-7227.

Class R Share Purchase Eligibility. Class R Shares are available for purchases of $1 million or more and for purchases using dividends and capital gains dis-tributions on Class R Shares. Class R Shares also are available for the catego-ries of investors described above under "Special Sales Charge Waivers." In ad-dition, purchasers of Nuveen unit investment trusts may reinvest their distri-butions from such unit investment trusts, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Such purchasers of Nuveen unit investment trusts who elected to reinvest distributions also may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, multi-media, electronic information sites or additional sales literature to promote the advantages of using the Fund to meet these and other specific in-vestor needs.

Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market funds may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Columbus Day and Veterans Day.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

                        DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares are subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares are all subject to an annual service fee. Class R Shares are not subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of such Shares. These expenses in-clude payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of such Shares, certain other expenses associated with the distribution of such Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Plan is payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may in-clude establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

Under the Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indi-rect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603, have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen will provide consultation and assis-tance on accounting, internal control, tax and related matters.

The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund ac-counting and portfolio accounting services.

                          STATEMENT OF NET ASSETS

                        NUVEEN INVESTMENT TRUST II

                          STATEMENT OF NET ASSETS

                             NOVEMBER 12, 1997

                                                                    NUVEEN
                                                                    RITTENHOUSE
                                                                    GROWTH FUND
-------------------------------------------------------------------------------
Assets:
  Cash.............................................................  $100,000
  Deferred organization costs (note 2).............................   176,000
                                                                     --------
    Total assets...................................................   276,000
                                                                     --------
Liabilities:
  Organization costs accrued.......................................   176,000
                                                                     --------
Net assets.........................................................  $100,000
                                                                     ========
Shares outstanding (note 1):
  Class A Shares...................................................     1,250
  Class B Shares...................................................     1,250
  Class C Shares...................................................     1,250
  Class R Shares...................................................     1,250
Net asset value and redemption price per share:
  Class A, B, C and R Shares.......................................  $  20.00
                                                                     ========
Offering price per share:
  Class B, C and R Shares at net asset value.......................  $  20.00
                                                                     ========
  Class A Shares at net asset value plus maximum sales charge of
   5.25% of offering price.........................................  $  21.11
                                                                     ========

(1) THE TRUST:

The Trust was organized as a Massachusetts business trust on June 27, 1997, and has been inactive since that date except for matters relating to its organiza-tion, its registration as an open-end series investment company and the regis-tration of shares of the series designated Nuveen Rittenhouse Growth Fund (the "Fund") under the Investment Company Act of 1940, as amended, and the Securi-ties Act of 1933, as amended, and the sale of the outstanding shares of the Fund to Nuveen Institutional Advisory Corp., the Trust's investment adviser (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company. Addi-tional series may be added in the future. The Fund is permitted to issue shares at a price equal to net asset value for its authorized Class B, Class C, and Class R Shares and at a price equal to net asset value plus varying sales charges for its authorized Class A Shares.

(2) DEFERRED ORGANIZATION COSTS:

The Trust expects to incur approximately $176,000 in organization costs. These costs will be amortized by the Fund over a 60-month period beginning with the commencement of Trust operations.

The Adviser, the Trust's initial shareholder, has agreed that if any of the initial shares are redeemed during the first 60 months of the Trust's opera-tions by any holder thereof, the proceeds of redemption will be reduced by the pro rata share of the unamortized organization expenses as of the date of re-demption. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the to-tal number of original shares outstanding at the time of redemption.

(3) RELATED PARTIES:

The Adviser will act as investment adviser for and manage the investment and reinvestment of the assets of the Fund and will administer its business af-fairs. For these services the Fund has agreed to pay an annual management fee as described in the Fund's Prospectus. The Adviser has entered into a Sub-Advi-sory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), an-other wholly owned subsidiary of The John Nuveen Company, under which Ritten-house manages the Fund's investment portfolio.

                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholder and Board of Trustees of

Nuveen Investment Trust II

We have audited the accompanying statement of net assets of Nuveen Investment Trust II (a Massachusetts business trust) comprising the Nuveen Rittenhouse Growth Fund as of November 12, 1997. The statement of net assets is the respon-sibility of Nuveen Investment Trust II's management. Our responsibility is to express an opinion on the statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the statement of net assets. Our proce-dures included confirmation of cash held by the custodian as of November 12, 1997. An audit also includes assessing the accounting principles used and sig-nificant estimates made by management, as well as evaluating the overall finan-cial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the net assets of the Fund constituting the Nuveen Investment Trust II as of November 12, 1997, in conformity with generally ac-cepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Chicago, Illinois

November 12, 1997

                       APPENDIX A--RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a partic-ular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited fi-nancial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

VALUE LINE--FINANCIAL STRENGTH RATING (A++, A+, A, B++, B+, B, C++, C+, C)--The financial strength of each of the more than 1,600 companies in the VS II data base is rated relative to all the others. The ratings range from A++ to C in nine steps. (For screening purposes, think of an A rating as "greater than" a B). Companies that have the best relative financial strength are given an A++ rating, indicating an ability to weather hard times better than the vast major-ity of other companies. Those who don't quite merit the top rating are given an A+ grade, and so on. A rating as low as C++ is considered satisfactory. A rat-ing of C+ is well below average, and C is reserved for companies with very se-rious financial problems. The ratings are based upon a computer analysis of a number of key variables that determine (a) financial leverage, (b) business risk, and (c) company size, plus the judgment of Value Line's analysts and se-nior editors regarding factors that cannot be quantified across-the-board for all companies. The primary variables that are indexed and studied include eq-uity coverage of debt, equity coverage of intangibles, "quick ratio", account-ing methods, variability of return, fixed charge coverage, stock price stabili-ty, and company size.

MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 LONG TERM DEBT

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks ap-pear somewhat larger than in Aaa securities.

A
     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con( . . . )
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE:Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                                COMMERCIAL PAPER

Issuers rated PRIME-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG TERM DEBT

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if nec- essary). Ratings of "BBB-' and higher fall within the defi-nition of investment grade securities, as defined by bank and insurance super-visory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

RATING SCALEDEFINITION
-------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

-------------------------------------------------------------------------------

AA+         High credit quality. Protection factors are strong. Risk is mod-
AA          est, but may vary slightly from time to time because of economic
AA-         conditions.


-------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-


-------------------------------------------------------------------------------

BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment. Considerable variability in risk during
BBB-        economic cycles.


-------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers accept-ances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, specif-ically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regu-lators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

RATING SCALE:
            DEFINITION

            HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            SATISFACTORY GRADE
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            NON-INVESTMENT GRADE
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            DEFAULT
D-5
            Issuer failed to meet scheduled principal and/or interest pay-ments.

FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch In-vestors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG TERM DEBT

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
     Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond is-sues not in default. For defaulted bonds, the rating ("DDD' to "D') is an as-sessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective fi-nancial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the is-suer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their
AND Dultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                              SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D DEFAULT Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements:

    Included in the Prospectus:

      Not Applicable

    Included in the Statement of Additional Information:

(b) Exhibits

      1(a).    Declaration of Trust of Registrant.*
      1(b).    Certificate for the Establishment and Designation of
               Series dated June 27, 1997.*
      1(c).    Certificate for the Establishment and Designation of
               Classes dated June 27, 1997.*
      1(d).    Amended and Restated Establishment and Designation of
               Series dated August 13, 1997.*
      2.       By-Laws of Registrant.*
      3.       Not applicable.*
      4.       Specimen certificate of Shares of Nuveen Rittenhouse
               Growth Fund.
      5(a).    Management Agreement between Registrant and Nuveen
               Institutional Advisory Corp.
      5(b).    Sub-Advisory Agreement between Nuveen Institutional
               Advisory Corp. and Rittenhouse.
      6.       Distribution Agreement between Registrant and John Nuveen
               & Co. Incorporated.
      7.       Not applicable.
      8.       Form of Custodian Agreement between Registrant and The
               Chase Manhattan Bank.
      9.       Not applicable.
     10(a).    Opinion and consent of Bingham Dana LLP, dated November
               12, 1997.
     10(b).    Opinion and consent of Bell, Boyd & Lloyd, dated November
               13, 1997.
     11.       Consent of Independent Public Accountants.
     12.       Not applicable.
     13.       Subscription Agreement with Nuveen Institutional Advisory
               Corp.
     14.       Not applicable.

     15. Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of Nuveen Rittenhouse Growth Fund.
     16.       Not applicable.
     17.       Financial Data Schedule.
     18.       Multi-Class Plan.
     99(a).    Original Powers of Attorney for Messrs. Schwertfeger,
               Dean, Bacon, Leafstrand and Kissick and Ms. Wellington,
               Trustees, authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Registration
               Statement.*

--------

* Previously filed.

ITEM 25: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Not applicable.

ITEM 26: NUMBER OF HOLDERS OF SECURITIES

At November 12, 1997:

                                                                    NUMBER OF
      TITLE OF SERIES                                             RECORD HOLDERS
      ---------------                                             --------------
      Nuveen Rittenhouse Growth Fund.............................        1

ITEM 27: INDEMNIFICATION
Section 4 of Article XII of Registrant's Declaration of Trust provides as fol-lows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent per-mitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adju-dicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a pay-ment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

    (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or oth-erwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ul-timately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, admin-istrative or other, including appeals), actual or threatened; and the word "li-ability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Er-rors and Omission policies in the aggregate amount of $40,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indem-nification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
(a) Nuveen Institutional Advisory Corp. serves as investment adviser or manager to Nuveen Investment Trust, an open-end management investment company, the Reg-istrant and to the following closed-end management type investment companies:
Nuveen Select Tax-Free Income Portfolio; Nuveen Select Tax-Free Income Portfo-lio 2; Nuveen Insured California Select Tax-Free Income Portfolio; Nuveen In-sured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free In-come Portfolio 3. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606. In addition, Nuveen Institutional Advisory Corp. serves as investment adviser to separately managed accounts.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of di-rector, officer, employee, partner or trustee, see the descriptions under "Man-agement" in the Statement of Additional Information.

(b) Rittenhouse acts as sub-investment adviser to the Registrant and serves as invstment adviser to separately managed accounts. The following is a listing of each director and officer of Rittenhouse. The principal business address for each person is Two Radnor Corporate Center, Suite 400, Radnor, PA 19087, except Messrs. Dean and Amboian's address is 333 W. Wacker Drive, Chicago, IL 60606:

                            POSITIONS AND OFFICES   POSITIONS AND OFFICES
      NAME                     WITH RITTENHOUSE        WITH REGISTRANT
      ----                  ---------------------   ---------------------
      John P. Amboian      Director                         None
      George W. Connell    Chief Investment Officer         None
      William L. Conrad    Vice President, Director         None
      Anthony T. Dean      Director                 Chairman and Trustee
      Richard D. Hughes    President, Director              None
      Michael H. Lewers    Vice President, Director         None
      Marion R. Metzbower  Chief Compliance Officer         None
      Cynthia A. Stains    Chief Financial Officer          None
      John P. Waterman     Vice President, Director         None

ITEM 29: PRINCIPAL UNDERWRITERS
(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Municipal Bond Fund, Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Bond Fund, Inc., Nuveen Insured Tax-Free Bond Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Multistate Tax-Free Trust, Nuveen Investment Trust and the Regis-trant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit investment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Per-formance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York In-vestment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey In-vestment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Munici-pal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen Cali-fornia Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Mu-nicipal Fund, Inc., Nuveen Premier Municipal In-come Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Mu-nicipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachu-setts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Pre-mium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfo-lio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Se-lect Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND PRINCIPAL         POSITIONS AND OFFICES          POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER               WITH REGISTRANT
-------------------------------------------------------------------------------
Anthony T. Dean            President, Chief Operating     Chairman and Trustee
333 West Wacker Drive      Officer and Director
Chicago, IL 60606
Timothy R. Schwertfeger    Chairman of the Board,         President and Trustee
333 West Wacker Drive      Chief Executive Officer,
Chicago, IL 60606          and Director
John P. Amboian            Executive Vice President       None
333 West Wacker Drive
Chicago, IL 60606
Bruce P. Bedford           Executive Vice President       None
333 W. Wacker Drive
Chicago, IL 60606
William Adams IV           Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Alan G. Berkshire          Vice President                 None
333 West Wacker Drive
Chicago, IL 60606
Richard P. Davis           Vice President                 None
One South Main Street
Dayton, OH 45402

NAME AND PRINCIPAL           POSITIONS AND OFFICES           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                WITH REGISTRANT
----------------------------------------------------------------------------------
Clifton L. Fenton            Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan         Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney           Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                  Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin              Vice President and              Vice President and
333 West Wacker Drive        Assistant Secretary             Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz              Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
O. Walter Renfftlen          Vice President                  Vice President and
333 West Wacker Drive        and Controller                  Controller
Chicago, IL 60606
Stuart W. Rogers             Vice President                  None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                  None
333 West Wacker Drive
Chicago, IL 60606

NAME AND PRINCIPAL          POSITIONS AND OFFICES             POSITIONS AND OFFICES
BUSINESS ADDRESS            WITH UNDERWRITER                  WITH REGISTRANT
-----------------------------------------------------------------------------------
H. William Stabenow         Vice President                    Vice President and
333 West Wacker Drive       and Treasurer                     Treasurer
Chicago, IL 60606
Paul C. Williams            Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Gifford R. Zimmerman        Vice President                    Vice President and
333 West Wacker Drive       and Assistant Secretary           Assistant Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp., or Shareholder Services, Inc.

Shareholder Services, Inc., P.O. Box 5330, Denver, Colorado 80217-5330, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

ITEM 31: MANAGEMENT SERVICES
Not applicable.

ITEM 32: UNDERTAKINGS
(a) Not applicable.

(b) The Registrant undertakes to file a post-effective amendment to its regis-tration statement, using financial statements of Nuveen Rittenhouse Growth Fund which need not be certified, within four to six months from the effec-tive date of Registrant's 1933 Act registration statement.

(c) Not applicable.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO REGISTRA-TION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 12TH DAY OF NOVEMBER, 1997.

                                        NUVEEN INVESTMENT TRUST II

                                            /s/ Larry W. Martin
                                        ---------------------------------------

                                         Larry W. Martin, Vice President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

           SIGNATURE                     TITLE                       DATE
           ---------                     -----                       ----
  /s/ O. Walter Renfftlen
-------------------------------
      O. Walter Renfftlen       Vice President and            November 12, 1997
                                 Controller (Principal
                                 Financial and
                                 Accounting Officer)

    Timothy R. Schwertfeger     President and Trustee )
                                                      )
        Anthony T. Dean         Chairman and Trustee  )
                                 (Principal Executive )
                                 Officer)             ) By: /s/ Larry W. Martin
                                                      )     --------------------
        James E. Bacon          Trustee               )         Larry W. Martin
                                                      )         Attorney-in-Fact
     Thomas E. Leafstrand       Trustee               )
                                                      )        November 12, 1997
     Sheila W. Wellington       Trustee               )
                                                      )
      William L. Kissick        Trustee               )

ORIGINAL POWERS OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF MESSRS. SCHWERTFEGER, DEAN, BACON, LEAFSTRAND AND KISSICK AND MS. WELLINGTON HAVE BEEN EXECUTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                               EXHIBIT
 -------                              -------
  1(a).    Declaration of Trust of Registrant.*
  1(b).    Certificate for the Establishment and Designation of Series
           dated June 27, 1997.*
  1(c).    Certificate for the Establishment and Designation of Classes
           dated June 27, 1997.*
  1(d).    Amended and Restated Establishment and Designation of Series
           dated August 13, 1997.*
  2.       By-Laws of Registrant.*
  3.       Not applicable.
  4.       Specimen certificate of Shares of Nuveen Rittenhouse Growth
           Fund.
  5(a).    Management Agreement between Registrant and Nuveen
           Institutional Advisory Corp.
  5(b).    Sub-Advisory Agreement between Nuveen Institutional Advisory
           Corp. and Rittenhouse.
  6.       Distribution Agreement between Registrant and John Nuveen &
           Co. Incorporated.
  7.       Not applicable.
  8.       Form of Custodian Agreement between Registrant and The Chase
           Manhattan Bank.
  9.       Not applicable.
 10(a).    Opinion and consent of Bingham Dana LLP, dated November 12,
           1997.
 10(b).    Opinion and consent of Bell, Boyd & Lloyd, dated November 13,
           1997.
 11.       Consent of Independent Public Accountants.
 12.       Not applicable.
 13.       Subscription Agreement with Nuveen Institutional Advisory
           Corp.
 14.       Not applicable.
 15.       Plan of Distribution and Service Pursuant to Rule 12b-1 for
           the Class A Shares, Class B Shares and Class C Shares of
           Nuveen Rittenhouse Growth Fund.
 16.       Not applicable.
 17.       Financial Data Schedule.
 18.       Multi-Class Plan.
 99(a).    Original Powers of Attorney for Messrs. Schwertfeger, Dean,
           Bacon, Leafstrand and Kissick and Ms. Wellington, Trustees,
           authorizing, among others, Gifford R. Zimmerman and Larry W.
           Martin to execute the Registration Statement.*

--------

* Previously filed.